UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  APRIL 19, 2007
                                                  ----------------------------

                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)

           MARYLAND                     001-13815               95-4582157
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)            Identification
No.)

          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                    89032
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (702) 804-8600
                                                    --------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On April 19, 2007, Sunterra Corporation (the "Company") issued a press release announcing a settlement-in-principle with plaintiffs in the actions entitled Caruso v. Sunterra Corp., et al., Case No. A537559 and Saullo v. Benson, et al., Case No. A525433, each filed in the District Court for Clark County, Nevada. The press release also announced that the Company had amended its Solicitation/Recommendation Statement on Schedule 14D-9 to provide certain disclosures which the Company agreed to make pursuant to this settlement-in-principle. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

   Exhibit No.     Description
   -----------     -----------
       99.1        Sunterra Press Release dated April 19, 2007














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



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2007
                                    SUNTERRA CORPORATION


                                    By:  /s/  Frederick C. Bauman
                                       ---------------------------------
                                       Name:   Frederick C. Bauman
                                       Title:  Vice President, General
                                               Counsel and Secretary



















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



                                  EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------
       99.1        Sunterra Press Release dated April 19, 2007
























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